Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Schedule of Joint Ventures

a)	Vessels Under Construction and Upgrades

Teekay LNG's share of commitments to fund newbuilding and other construction contract costs as at September 30, 2019 are as follows:

	Total $	Remainder of 2019 $	2020 $	2021 $	2022 $
Consolidated LNG carriers (i)	55,018	4,416	9,733	27,191	13,678
Equity-accounted joint ventures (ii)	241,189	241,189	—	—	—
	296,207	245,605	9,733	27,191	13,678

(i)
In May 2019, Teekay LNG received approximately $45 million from a shipyard related to warranty claims on certain of Teekay LNG's LNG carriers and recognized the amounts as reductions to the carrying values of the applicable LNG carriers. In connection with the warranty settlement, Teekay LNG entered into an agreement in June 2019 with a contractor to supply equipment on certain of its LNG carriers in 2021 and 2022 for an estimated installed cost of approximately $61 million.

(ii)
The commitment amounts relating to Teekay LNG’s share of costs for newbuilding and other construction contracts in Teekay LNG’s equity-accounted joint ventures are based on Teekay LNG’s ownership percentage in each respective joint venture as of September 30, 2019. These commitments are described in more detail in "Item 18 – Financial Statements: Note 16" of the Company’s Annual Report on Form 20-F for the year ended December 31, 2018. Based on Teekay LNG's ownership percentage in each respective joint venture, Teekay LNG's equity-accounted joint ventures have secured $188.0 million of undrawn financing related to Teekay LNG's proportionate share of the remaining commitments included in the table above.